SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 14, 2004

                       RIDGEWOOD ELECTRIC POWER TRUST III
               (Exact name of registrant as specified in charter)

              Delaware             0-23432               22-3264565
          (State or other        (Commission           (IRS Employer
           jurisdiction of        File Number)          Identification No.)
           organization)

1314 King Street, Wilmington, Delaware      19801
----------------------------------------------------
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (302) 888-7444


Item 4.  Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

(i) On January 14, 2004, Ridgewood Electric Power Trust III ("Registrant") dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant's management company, Ridgewood Renewable Power LLC, participated in and approved the decision to change independent accountants.

(ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through January 14, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through January 14, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) with the exception of the deficiency in the Trust's ability to process and summarize financial information of certain individual projects and equity investees on a timely basis, which represents a material weakness. The Trust is addressing this deficiency with its subsidiaries and is currently in the process of implementing new systems and reporting procedures.

(v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 14, 2004, is filed as Exhibit 16 to this Form 8-K.

(b) New independent accountants

(i) The Registrant engaged Perelson Weiner LLP as its new independent accountants as of January 14, 2004. During the two most recent fiscal years and through January 14, 2004, the Registrant has not consulted with Perelson Weiner LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Perelson Weiner LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K."


Item 7. Financial Statements and Exhibits

    (c)  Exhibits

    Exhibit 16    Letter from PricewaterhouseCoopers LLP           Filed with
                  to the Securities and Exchange Commission        this document
                  dated January 14, 2004




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      RIDGEWOOD ELECTRIC POWER TRUST III


Date:  January 20, 2004           By /s/ Christopher I. Naunton
                                         Christopher I. Naunton,
                                         Vice President and
                                         Chief Financial Officer